SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Preliminary Information Statement

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Definitive Information Statement

MEYERS CAPITAL INVESTMENTS TRUST

(Name of Registrant as Specified in Its Charter)

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MEYERS CAPITAL INVESTMENTS TRUST

2695 Sandover Road

Columbus, OH 43220

NOTICE OF APPROVAL BY WRITTEN SHAREHOLDER CONSENT OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND MEYERS CAPITAL MANAGEMENT GROUP, LLC TO SERVE AS THE MEYERS CAPITAL AGGRESSIVE GROWTH FUND'S INVESTMENT ADVISER

Dear Shareholders:

As a shareholder of the Meyers Capital Aggressive Growth Fund (the "Fund"), a series of the Meyers Capital Investment Trust (the "Trust"), you are receiving this Information Statement regarding the approval of a new management agreement between the Trust and Meyers Capital Management Group, LLC to serve as the Fund's investment adviser by written consent of the majority of shareholders.

This statement is being sent to you for your information only; no action is required of you.

Sincerely,

/s/ Frank Meyers

President

July 28, 2010

MEYERS CAPITAL INVESTMENTS TRUST

2695 Sandover Road

Columbus, OH 43220

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INFORMATION STATEMENT

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is furnished by the Board of Trustees (the "Board") of Meyers Capital Investments Trust (the "Trust"), an Ohio business trust, on behalf of the Meyers Capital Aggressive Growth Fund (the "Fund").  This Information Statement is being sent to shareholders of the Fund on or about July 28, 2010.

Meyers Capital Management Group, LLC (the "Adviser"), an Ohio limited liability company of which Frank Meyers is the sole Member, President and Chief Compliance Officer, has served as the Fund's investment adviser since the inception of the Fund.  At a meeting of the Board of Trustees on July 23, 2010, the Trustees, including a majority of the Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved a new management agreement with the Adviser.  The new management agreement is identical to the current management agreement except that it removes the performance fee element of the management fees to be paid to the Adviser and reduces the fee from 2.90% (subject to performance adjustment) to 1.90% (flat fee).  The new management agreement will become effective October 1, 2010, as approved on July 23, 2010 by the Trustees and a majority of the shareholders of the Fund.

This Information Statement is being sent to shareholders of record as of July 22, 2010.  No shareholder had transmitted any proposal to the Trust as of July 22, 2010.  To reduce expenses and conserve natural resources, the Trust will deliver a single copy of this information statement to individual investors who share a residential address, provided they have the same last name or the Trust reasonably believes they are members of the same family.  If you would like to receive a separate copy of the information statement, please call 1-866-232-3837 and the Trust will mail a copy by the next business day.

A copy of the Fund's most recent annual and semi-annual reports, including financial statements and schedules, is available at no charge by calling 1-866-232-3837 or by writing to Meyers Capital Aggressive Growth Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

NEW MANAGEMENT AGREEMENT AND CURRENT MANAGEMENT AGREEMENT

The current management agreement was approved by shareholders April 28, 2008 pursuant to the Fund's formation and subsequently renewed by the Board on May 26, 2010.  The new management agreement, which is attached as an exhibit, is identical to the current management agreement except that it removes the performance fee element of the management fees to be paid to the Adviser and reduces the annual fee from 2.90% to 1.90%.  The 2.90% annual fee in the current management agreement served as the base from which a performance adjustment could increase or decrease management fees by as much as 2.40%.  Under the current management agreement, the management fee could be as high as 5.30% and as low as 0.50%.  The new management agreement has no performance adjustment.  During the fiscal year ended May 31, 2010, management fees were $13,709, equal to 0.51% of the Fund's average daily net assets.  The management fee was reduced from 2.90% to 0.51% pursuant to the performance adjustment formula that compares the Fund's performance to its benchmark, the Russell 2000 Growth Index.  Had the new management agreement been in effect, management fees would have $51,073 or 373% of fees actually incurred.  Like the current management agreement, under the new management agreement, the Adviser will provide investment advice to the Fund and determine the securities to be purchased, held, or sold by the Fund, subject to the supervision of the Trustees.

The new management agreement will become effective October 1, 2010 and will remain in force from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The new management agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by the Adviser.  The new management agreement automatically terminates in the event of its assignment.

Under the new management agreement, the Adviser provides a continuous investment program for the Fund consistent with the Fund's investment objective and policies, including determining the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested.  The new management agreement is attached as Exhibit A.  You should read the agreement.  The description in this Information Statement of the new management agreement is only a summary.

MANAGEMENT AGREEMENT FEE COMPARISON

The following table compares shareholder and Fund fees under the new management agreement to the current management agreement, assuming the new management agreement had been effective during the Fund's most recent fiscal year ended May 31, 2010.

Shareholder Fees (fees paid directly from your investment)	Current Management Agreement	New Management Agreement
Redemption Fee (as a % of amount redeemed if held less than 1 year)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%	1.90%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses (1)	0.00%	0.00%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.52%	1.91%

(1) Estimated for the Fund's current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Management Agreement	New Management Agreement
1 Year	$53	$194
3 Year	$167	$600
5 Year	$291	$1,032
10 Year	$653	$2,233

BASIS FOR APPROVAL OF NEW MANAGEMENT AGREEMENT

In connection with a Board meeting held on July 23, 2010 (the "Meeting"), the Board, including a majority of the Independent Trustees, discussed the approval of the new management agreement between the Trust and the Adviser, on behalf of the Fund.  The Trustees had renewed the current management agreement May 26, 2010 and noted that the new management agreement is identical to the current management agreement except that it does not have a performance-based element to the management fee and it reduces the adjustable fee from 2.90% to a flat fee of 1.90%. In considering the new management agreement, the Board interviewed the Adviser and received materials specifically relating to the new management agreement.  These materials included: (a) performance and expense data for a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund's shares; and (c) the resources available with respect to compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser; (b) investment management staffing; and (c) the financial condition of the Adviser.

In their consideration of the new management agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the new management agreement include the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy and strategy.  In addition, the Trustees reviewed the Adviser's Form ADV which described the operations and policies of the Adviser.  The Trustees also reviewed a description of the organizational structure of the Adviser, noting that the Adviser operates with a single member, Frank Meyers, performing all the functions of the Adviser.  The Trustees noted that while the Adviser does not have the depth of employees that other advisers may possess, Mr. Meyers devotes 100% of his time to the Fund because he does not manage other accounts.  Therefore, the Trustees concluded that the Adviser is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Adviser's operational and compliance processes are well designed and give the Trustees confidence that the Fund will be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the Adviser's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and plans for promotional activities.  The Adviser certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also considered that, as a single member limited liability company, the Adviser has no need for financial statements separate from those of Mr. Meyers.  Consequently, the Trustees concluded that the large amount of Mr. Meyers personal assets invested in the Fund and the security agreement between the Adviser, Mr. Meyers and the Fund were sufficient to give reasonable assurance that the Adviser can fulfill any financial obligation to the Fund.  The Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board's expectations.

Performance.  As to the Fund's performance, the Trustees reviewed performance information relative to the Fund's benchmark, the Russell 2000 Growth Index (the "Index"), and peer groups for roughly similar-sized funds with an equity investment strategy.  The Trustees noted that for the period since the Fund's inception on September 2, 2008 through March 31, 2010, the Fund had returned (11.90)% annualized, which was 7.48% below that of the Fund's benchmark, which returned (4.42)% over the same period.  Additionally, the Trustees reviewed the recent quarterly performance.  For the quarter ended March 31, 2010, the Fund gained 0.85%, while the Fund's benchmark Index rose 7.61%.  Additionally, for the quarter ended June 30, 2010, the Fund returned (12.21)%, while the Fund's Index returned (9.22)%.  The Trustees discussed concern over the Fund's performance.  However, the Trustees concurred with the Adviser's point that, generally, over time, some portion of any below-Index performance could be attributed to the fees and expenses paid by the Fund when compared to the Index that pays none.  Furthermore, they noted that the Fund's performance remains highly dependent on the Adviser's individual stock selection because the Adviser does not pursue an index-tracking strategy.  Consequently, performance should be expected to vary from the Index on an ongoing basis.  The Trustees also noted that the performance fee element of the Adviser's compensation under the "fulcrum fee" arrangement with the Fund has significantly reduced the Adviser's gross advisory fee compensation.  Additionally, the Trustees compared the Fund's performance to a peer group of equity funds of roughly similar size to that of the Fund.  They noted that even though the Fund's performance was below the peer group average during calendar year 2009, it was nonetheless within a range that the Trustees considered reasonable.  Overall, the Trustees concluded that performance was acceptable, although they would continue to monitor performance with the expectation that performance versus the Fund's benchmark and peer group would improve.

Fees and Expenses.  The Trustees then reviewed information in the peer group studies comparing the expense ratio of the Fund to those of a peer group.  Because the Fund is structured as a unitary fee fund, the Trustees compared total Fund expenses to a peer group of similar-sized equity funds rather than focusing solely on management fees.  They noted that the Fund's current total fees of 2.90% before adjustment for performance fees or any expense cap agreement were slightly below the peer group average and that the proposed fee of 1.90% was significantly below the peer group average.  Additionally, they noted that the expense cap between the Fund and the Adviser is not active because the performance-based reduction in fees has reduced Fund fees below the expense cap of 1.90%.  They also noted that the Adviser has no affiliated entities such as a broker-dealer that might be in position to derive revenue from a relationship with the Fund.  The Trustees noted that, they agree with the Adviser's assertion that the performance-based element of the management fee is unduly burdensome on the Adviser, particularly because the performance adjustment can reduce the Adviser's unitary fee to as little as 0.50%, and that a shift to a non-performance based or flat fee is appropriate.  The Trustees concluded that the Fund's proposed unitary management fee of 1.90% is fair and reasonable particularly considering the small size of the Fund.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there has been any economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale. The Trustees determined that a discussion of economies of scale was not yet relevant at this time due to the small size of the Fund, but that the issue should be considered again as the Fund grows.

Profitability.  As to costs incurred by and profits realized by the Adviser, the Board reviewed information regarding the Adviser's management fee income for the period ended May 31, 2010 as presented in the Fund's draft Annual Report.  The Trustees observed that the Adviser received only $13,709 during the fiscal year and that, in total, the Adviser's relationship with the Fund is not profitable because the Adviser pays the operating expenses of the Fund.  After a discussion regarding the Adviser's financial wherewithal based upon the net assets of its sole member, the Board concluded that the Adviser has adequate resources to fulfill its responsibilities to the Fund.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed new management agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed change in advisory fee structure is fair and reasonable and that approval of the new management agreement was in the best interests of the Trust and the Fund's shareholders, and unanimously approved the new management agreement.

INFORMATION CONCERNING MEYERS CAPITAL MANAGEMENT GROUP, LLC

Meyers Capital Management Group, LLC is located at 2695 Sandover Road, Columbus, OH 43220.  It is controlled by Frank Meyers its sole member, President and Chief Compliance Officer.  Mr. Meyers address is that of the Adviser and his principal occupation is serving as owner of the Adviser.  Mr. Frank Meyers, Trustee, President, Treasurer and Chief Compliance Officer of the Trust and majority shareholder of the Fund is also the sole member of the Fund's investment adviser and has a substantial interest in the investment management agreement, which is described more fully above.  Ms. Anita Meyers, Secretary of the Trust and also a majority shareholder of the Fund, has an indirect interest in the new management agreement as she and Mr. Meyers are married and hold the majority of the Fund's shares, in part, as joint tenants.

OPERATION OF THE FUND

The Fund was organized as non-diversified series of Meyers Capital Investments Trust (the "Trust") on January 10, 2008 and commenced operations on September 2, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 10, 2008 (the "Trust Agreement").  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund has retained Meyers Capital Management Group, LLC, as its investment adviser.  The Fund retains Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, to provide the Fund with compliance and administrative services and to act as the Fund's transfer agent and fund accountant.

VOTING SECURITIES AND VOTING

As of July 22, 2010, Mr. and Ms. Meyers, either directly or indirectly, controlled 88.51% of the Fund's issued and outstanding shares.  Shareholders were entitled to one vote per share of the Fund.  As a result, Mr. and Ms. Meyers, as the majority shareholders of record on the record date, were entitled to vote on the above proposed action.  The majority shareholders' consents, dated July 23, 2010, constituted the affirmative vote of over a majority of the voting shares of the Fund.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Frank Meyers

President

Dated: July 28, 2010

Exhibit A

MANAGEMENT AGREEMENT

TO:

Meyers Capital Management Group, LLC

2695 Sandover Road

Columbus, Ohio  43220

Dear Sirs:

Meyers Capital Investments Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  The Trust currently offers one series of shares to investors

You have been selected to act as the sole investment adviser of the Meyers Capital Aggressive Growth Fund (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

2.

USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

The Fund will pay all brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.

COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, the Fund will pay you a fee as of the last business day of each month at the annual rate of 1.90% of the average value of the daily net assets of the Fund.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of Section 4 of this Agreement, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended by the Securities and Exchange Commission for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.  You may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

6.

PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide to the Trust a copy of your proxy voting policy prior to the execution of this Agreement, and any amendments thereto promptly.

7.

CODE OF ETHICS

You hereby certify that you have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.

SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

10.

DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date specified below, and shall remain in force for a period of one year from its effective date, and from year to year thereafter, subject to annual approval by:  (i) the Board of Trustees; or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty (60) days' written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.  If this Agreement is terminated prior to the end of any month, the accrued advisory fee shall be paid through the date of termination.

11.

USE OF NAME

The Trust and you acknowledge that all rights to the name “Meyers Investments” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name “Meyers Investments” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Meyers Investments” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

12.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

13.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Meyers Capital Investments Trust” means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

14.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

16.

QUESTIONS OF INTERPRETATION

(a)  This Agreement shall be governed by the laws of the State of Ohio.

(b)  For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 2695 Sandover Road, Columbus, Ohio 43220, and your address for this purpose shall be 2695 Sandover Road, Columbus, Ohio 43220.

18.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Meyers Capital Investments Trust

Effective as of October 1, 2010

.

By: /s/ Frank B. Meyers

Name: Frank B. Meyers

Title:  President

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Meyers Capital Management Group, LLC

Effective as of October 1, 2010

.

By: /s/ Frank B. Meyers

Name: Frank B. Meyers

Title:  Managing Member